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                                                                    EXHIBIT 10.1

                                                          SILICON LOAN DOCUMENTS
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                             SILICON VALLEY BANK

                          LOAN AND SECURITY AGREEMENT

BORROWERS:      EMULEX CORPORATION
                3535 HARBOR BOULEVARD
                COSTA MESA, CALIFORNIA  92626

                INTERCONNECTIONS, INC.
                14711 NE 29TH PLACE
                BELLEVUE, WASHINGTON  98007

                EMULEX EUROPE LIMITED
                MULBERRY BUSINESS PARK, FISHPONDS ROAD
                WOKINGHAM, BERKSHIRE
                UNITED KINGDOM  RG11 2QY

DATE:           MARCH 31, 1994

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3000 Lakeside Drive, Santa Clara, California 95054-2895 and the borrowers named above (jointly and severally referred to as the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.   LOANS.

 1.1 LOANS. Silicon, in its reasonable discretion, will make loans to the Borrower (the "Loans") in amounts determined by Silicon in its reasonable discretion up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. The Borrower is responsible for monitoring the total amount of Loans and other Obligations outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If at any time the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, the Borrower shall immediately pay the amount of the excess to Silicon, without notice or demand.

 1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule hereto. Interest shall be payable monthly, on the due date shown on the monthly billing from Silicon to the Borrower. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon*.

 *; SILICON AGREES TO USE ITS STANDARD PROCEDURE TO PROVIDE WRITTEN CONFIRMATION OF THE CHARGING OF ANY SUCH INTEREST, PROVIDED ANY FAILURE BY SILICON TO SO NOTIFY THE BORROWER SHALL NOT AFFECT THE RIGHT OF SILICON TO CHARGE AND COLLECT SUCH INTEREST.

 1.3 FEES. The Borrower shall pay to Silicon a loan origination fee in the amount shown on the Schedule hereto concurrently herewith. This fee is in addition to all interest and other sums payable to Silicon and is not refundable. *

 * BORROWER SHALL ALSO PAY A COMMITMENT/UNUSED LINE FEE AS SET FORTH IN PARAGRAPH 4 OF THE SECTION OF THE SCHEDULE TO LOAN AGREEMENT ENTITLED "OTHER COVENANTS (SECTION 4.1)."

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2.   GRANT OF SECURITY INTEREST.

 2.1 OBLIGATIONS. The term "Obligations" as used in this Agreement means the following: the obligation to pay all Loans and all interest thereon when due, and to pay and perform when due all other present and future indebtedness, liabilities, obligations, guarantees, covenants, agreements, warranties and representations of the Borrower to Silicon, whether joint or several, monetary or non-monetary, and whether created pursuant to this Agreement or any other present or future agreement or otherwise. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's deposit accounts maintained with Silicon.

 2.2 COLLATERAL. * all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located:
(a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a li censor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested ** .

 * THE TERM "COLLATERAL" SHALL MEAN

 ** TO GRANT ITS CONSENT TO ANY SUCH TRANSACTION, AND SILICON MAY WITHHOLD
    SUCH CONSENT IN ITS REASONABLE DISCRETION

 2.2A GRANT OF SECURITY INTEREST IN COLLATERAL. IF AN EVENT OF DEFAULT OCCURS HEREUNDER AND ANY OBLIGATIONS ARE OUTSTANDING, THEN THE GRANT OF THE SECURITY INTEREST SET FORTH IN THIS SECTION 2.2A SHALL AT SUCH TIME BECOME IMMEDIATELY EFFECTIVE, WITHOUT ANY FURTHER ACTION REQUIRED BY BORROWER OR SILICON (THE FOREGOING EVENTS THAT TRIGGER THE EFFECTIVENESS OF THE GRANT OF THE SECURITY INTEREST IN THIS SECTION 2.2A SHALL BE REFERRED TO AS THE "SECTION 2.2A CONDITION"). BORROWER AND SILICON AGREE THAT PRIOR TO THE OCCURRENCE OF THE
SECTION 2.2 CONDITION, THE PROVISIONS OF THIS SECTION 2.2A SHALL BE DEEMED NOT TO BE IN EFFECT. UPON THE OCCURRENCE OF THE SECTION 2.2A CONDITION, THE FOLLOWING SHALL BECOME EFFECTIVE:

THE BORROWER GRANTS SILICON A CONTINUING SECURITY INTEREST IN ALL OF THE BORROWER'S INTEREST IN THE TYPES OF PROPERTY DESCRIBED BELOW, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND WHEREVER LOCATED (COLLECTIVELY, THE "COLLATERAL") AS SECURITY FOR ALL OBLIGATIONS: (a) ALL ACCOUNTS, CONTRACT RIGHTS, CHATTEL PAPER, LETTERS OF CREDIT, DOCUMENTS, SECURITIES, MONEY, AND INSTRUMENTS, AND ALL OTHER OBLIGATIONS NOW OR IN THE FUTURE OWING TO THE BORROWER; (b) ALL INVENTORY, GOODS, MERCHANDISE, MATERIALS, RAW MATERIALS, WORK IN PROCESS, FINISHED GOODS, FARM PRODUCTS, ADVERTISING, PACKAGING AND SHIPPING MATERIALS, SUPPLIES, AND ALL OTHER TANGIBLE PERSONAL PROPERTY WHICH IS HELD FOR SALE OR LEASE OR FURNISHED UNDER CONTRACTS OF SERVICE OR CONSUMED IN THE BORROWER'S BUSINESS, AND ALL WAREHOUSE RECEIPTS AND OTHER DOCUMENTS; AND (c) ALL EQUIPMENT, INCLUDING WITHOUT LIMITATION ALL MACHINERY, FIXTURES, TRADE FIXTURES, VEHICLES, FURNISHINGS, FURNITURE, MATERIALS, TOOLS, MACHINE TOOLS, OFFICE EQUIPMENT, COMPUTERS AND PERIPHERAL DEVICES, APPLIANCES, APPARATUS, PARTS, DIES, AND JIGS; (d) ALL GENERAL INTANGIBLES INCLUDING, BUT NOT LIMITED TO, DEPOSIT ACCOUNTS,


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GOODWILL, NAMES, TRADE NAMES, TRADEMARKS AND THE GOODWILL OF THE BUSINESS
SYMBOLIZED THEREBY, TRADE SECRETS, DRAWINGS, BLUEPRINTS, CUSTOMER LISTS, PATENTS, PATENT APPLICATIONS, COPYRIGHTS, SECURITY DEPOSITS, LOAN COMMITMENT FEES, FEDERAL, STATE AND LOCAL TAX REFUNDS AND CLAIMS, ALL RIGHTS IN ALL LITIGATION PRESENTLY OR HEREAFTER PENDING FOR ANY CAUSE OR CLAIM (WHETHER IN CONTRACT, TORT OR OTHERWISE), AND ALL JUDGMENTS NOW OR HEREAFTER ARISING THEREFROM, ALL CLAIMS OF BORROWER AGAINST SILICON, ALL RIGHTS TO PURCHASE OR SELL REAL OR PERSONAL PROPERTY, ALL RIGHTS AS A LICENSOR OR LICENSEE OF ANY KIND, ALL ROYALTIES, LICENSES, PROCESSES, TELEPHONE NUMBERS, PROPRIETARY INFORMATION, PURCHASE ORDERS, AND ALL INSURANCE POLICIES AND CLAIMS (INCLUDING WITHOUT LIMITATION CREDIT, LIABILITY, PROPERTY AND OTHER INSURANCE), AND ALL OTHER RIGHTS, PRIVILEGES AND FRANCHISES OF EVERY KIND; (e) ALL BOOKS AND RECORDS, WHETHER STORED ON COMPUTERS OR OTHERWISE MAINTAINED; AND (f) ALL SUBSTITUTIONS, ADDITIONS AND ACCESSIONS TO ANY OF THE FOREGOING, AND ALL PRODUCTS, PROCEEDS AND INSURANCE PROCEEDS OF THE FOREGOING, AND ALL GUARANTIES OF AND SECURITY FOR THE FOREGOING; AND ALL BOOKS AND RECORDS RELATING TO ANY OF THE FOREGOING. SILICON'S SECURITY INTEREST IN ANY PRESENT OR FUTURE TECHNOLOGY (INCLUDING PATENTS, TRADE SECRETS, AND OTHER TECHNOLOGY) SHALL BE SUBJECT TO ANY LICENSES OR RIGHTS NOW OR IN THE FUTURE GRANTED BY THE BORROWER TO ANY THIRD PARTIES IN THE ORDINARY COURSE OF BORROWER'S BUSINESS; PROVIDED THAT IF THE BORROWER PROPOSES TO SELL, LICENSE OR GRANT ANY OTHER RIGHTS WITH RESPECT TO ANY TECHNOLOGY IN A TRANSACTION THAT, IN SUBSTANCE, CONVEYS A MAJOR PART OF THE ECONOMIC VALUE OF THAT TECHNOLOGY, SILICON SHALL FIRST BE REQUESTED TO RELEASE ITS SECURITY INTEREST IN THE SAME, AND SILICON MAY WITHHOLD SUCH RELEASE IN ITS REASONABLE DISCRETION.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

 The Borrower represents and warrants to Silicon as follows, and the Borrower covenants that the following representations will continue to be true, and that the Borrower will comply with all of the following covenants:

 3.1 CORPORATE EXISTENCE AND AUTHORITY. The Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on the Borrower. The execution, delivery and performance by the Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, are enforceable against the Borrower in accordance with their terms, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon the Borrower.

 3.2 NAME; TRADE NAMES AND STYLES. The name of the Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule hereto are all prior names of the Borrower and all of Borrower's present and prior trade names*. The Borrower shall give Silicon 15 days' prior written notice before changing its name or doing business under any other name. The Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

 * FOR THE PAST FIVE YEARS

 3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is the Borrower's chief executive office. In addition, the Borrower has places of business and Collateral is located only at the locations set forth on the Schedule to this Agreement. The Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.


 3.4 TITLE TO COLLATERAL; PERMITTED LIENS. The Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by the Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the following ("Permitted Liens"):
(i) purchase money security interests in specific items of equipment; (ii) leases of specific items of equipment; (iii) liens for taxes not yet payable;
(iv) additional security interests and liens consented to in writing by Silicon in its reasonable discretion, which consent shall not be unreasonably withheld; and (v) security interests being terminated substantially concurrently with this Agreement. Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that the Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement. * Silicon will have, a perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and the Borrower will at all times defend Silicon and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture.

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* UPON THE EFFECTIVENESS OF SECTION 2.2A AND THE PERFECTION OF THE SECURITY
INTEREST OF SILICON IN THE COLLATERAL,

 3.5 MAINTENANCE OF COLLATERAL. The Borrower will maintain the Collateral in good working condition, and the Borrower will not use the Collateral for any unlawful purpose. The Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

 3.6 BOOKS AND RECORDS. The Borrower has maintained and will maintain at the Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

 3.7 FINANCIAL CONDITION AND STATEMENTS. ALL FINANCIAL STATEMENTS NOW OR IN THE FUTURE DELIVERED TO SILICON HAVE BEEN, AND WILL BE, PREPARED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND NOW AND IN THE FUTURE WILL COMPLETELY AND ACCURATELY REFLECT THE FINANCIAL CONDITION OF THE BORROWER AND EMULEX CORPORATION, A DELAWARE CORPORATION (THE "PARENT"), AT THE TIMES AND FOR THE PERIODS THEREIN STATED. SINCE THE LAST DATE COVERED BY ANY SUCH STATEMENT, THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE FINANCIAL CONDITION OR BUSINESS OF THE BORROWER OR THE PARENT. THE BORROWER IS NOW AND WILL CONTINUE TO BE SOLVENT. THE BORROWER WILL PROVIDE SILICON: (i) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10Q REGARDING THE PARENT IS FILED OR IS REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION, SUCH 10-Q REPORT, A QUARTERLY FINANCIAL STATEMENT PREPARED BY THE BORROWER REGARDING THE PARENT, AND A COMPLIANCE CERTIFICATE IN SUCH FORM AS SILICON SHALL REASONABLY SPECIFY, SIGNED BY THE CHIEF FINANCIAL OFFICER OF THE BORROWER AND THE PARENT, CERTIFYING THAT THROUGHOUT SUCH QUARTER THE BORROWER AND THE PARENT WERE IN FULL COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND SETTING FORTH CALCULATIONS SHOWING COMPLIANCE WITH THE FINANCIAL COVENANTS SET FORTH ON THE SCHEDULE AND SUCH OTHER INFORMATION AS SILICON SHALL REASONABLY REQUEST (THE "COMPLIANCE CERTIFICATE"); AND (ii) WITHIN 5 DAYS AFTER THE EARLIER OF THE DATE THE REPORT 10-K REGARDING THE PARENT IS FILED OR IS REQUIRED TO BE FILED WITH THE SECURITIES EXCHANGE COMMISSION, SUCH 10-K REPORT, COMPLETE ANNUAL FINANCIAL STATEMENTS, CERTIFIED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS ACCEPTABLE TO SILICON, AND A COMPLIANCE CERTIFICATE FOR THE QUARTER THEN ENDED.

 3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. The Borrower has timely filed, and will timely file, all tax returns and reports required by foreign, federal, state and local law, and the Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by the Borrower. The Borrower may, however, defer payment of any contested taxes, provided that the Borrower (i) in good faith contests the Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. The Borrower is unaware of any claims or adjustments proposed for any of the Borrower's prior tax years which could result in additional taxes becoming due and payable by the Borrower*. The Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and the Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of the Borrower, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

 * OTHER THAN ANY ARISING PURSUANT TO THE TAX SHARING AGREEMENT DATED FEBRUARY 24, 1994 BETWEEN THE PARENT AND QLOGIC CORPORATION

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 3.9 COMPLIANCE WITH LAW. The Borrower has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to the Borrower, including, but not limited to, those relating to the Borrower's ownership of real or personal property, conduct and licensing of the Borrower's business, and environmental matters.

 3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of the Borrower's knowledge) threatened by or against or affecting the Borrower in any court or before any governmental agency (or any basis therefor known to the Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of the Borrower, or in any material impairment in the ability of the Borrower to carry on its business in substantially the same manner as it is now being conducted. The Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against the Borrower involving amounts in excess of $350,000.

 3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

4.  ADDITIONAL DUTIES OF THE BORROWER.

 4.1 FINANCIAL AND OTHER COVENANTS. The Borrower shall at all times comply with the financial and other covenants set forth in the Schedule to this Agreement.

 4.2 OVERADVANCE; PROCEEDS OF ACCOUNTS. If for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, without limiting Silicon's other remedies, and whether or not Silicon declares an Event of Default, Borrower shall remit to Silicon all checks and other proceeds of Borrower's accounts and general intangibles, in the same form as received by Borrower, within one day after Borrower's receipt of the same, to be applied to the Obligations in such order as Silicon shall determine in its discretion.

 4.3 INSURANCE. The Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require. * Such insurance policies shall name Silicon as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall apply such proceeds in reduction of the Obligations as Silicon shall determine in its sole and absolute discretion, except that, provided no Event of Default has occurred, Silicon shall release to the Borrower insurance proceeds with respect to equipment totaling less than $350,000, which shall be utilized by the Borrower for the replacement of the equipment with respect to which the insurance proceeds were paid. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If the Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at the Borrower's expense. The Borrower shall promptly deliver to Silicon copies of all reports made to insurance companies.

 * AT SUCH TIME THAT SILICON HAS PERFECTED ITS SECURITY INTEREST IN THE COLLATERAL, ALL

 4.4 REPORTS. The Borrower shall provide Silicon with such written reports with respect to the Borrower (including without limitation budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time reasonably specify.

 4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable out of pocket costs for semi-annual accounts receivable audits by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such semi-annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower)*. Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

 * PROVIDED THAT IT IS AGREED THAT THE PER AUDIT CHARGE OF ANY SUCH AUDIT TO BE CHARGED TO THE BORROWER SHALL NOT EXCEED $2,000, PROVIDED, FURTHER, THAT SILICON AGREES TO SEND SUCH NOTIFICATION TO THE BORROWER SUBSTANTIALLY CONCURRENTLY WITH ANY SUCH DEBIT OF BORROWER'S DEPOSIT ACCOUNTS

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 4.6  NEGATIVE COVENANTS. Except as may be permitted in the Schedule hereto, the
Borrower shall not, without Silicon's prior written consent, do any of the following: (i) merge or consolidate with another corporation, except that the Borrower may merge or consolidate with another corporation if the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the merger, and the assets of the corporation acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens; (ii) acquire any assets outside the ordinary course of business for an aggregate purchase price exceeding 25% of Borrower's Tangible Net Worth (as defined in the Schedule) as of the end of the month prior to the effective date of the acquisition; (iii) enter into any other transaction outside the ordinary course of business (except as permitted by the other provisions of this Section); (iv) sell or transfer any Collateral, except for the sale of finished inventory in the ordinary course of the Borrower's business, and except for the sale of obsolete or unneeded equipment * in the ordinary course of business; (v) make any loans of any money or any other assets; (vi) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on the Borrower or on the prospect of repayment of the Obligations; (vii) guarantee or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends on the Borrower's stock (except for dividends payable solely in stock of the Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of the Borrower's stock; (x) make any change in the Borrower's capital structure which has a material adverse effect on the Borrower or on the prospect of repayment of the Obligations; or (xi) dissolve or elect to dissolve. Transactions permitted by the foregoing provisions of this Section are only permitted if no Event of Default and no event which (with notice or passage of time or both) would constitute an Event of Default would occur as a result of such transaction.

 * OR OBSOLETE INVENTORY

 4.7 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or in any manner relating to the Borrower, the Borrower shall, without expense to Silicon, make available the Borrower and its officers, employees and agents and the Borrower's books and records to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

 4.8 VERIFICATION. Silicon may, from time to time, following prior notification to Borrower, verify directly with the respective account debtors the validity, amount and other matters relating to the Borrower's accounts, by means of mail, telephone or otherwise, either in the name of the Borrower or Silicon or such other name as Silicon may reasonably choose, provided that no prior notification to Borrower shall be required following an Event of Default.

 4.9 EXECUTE ADDITIONAL DOCUMENTATION. The Borrower agrees, at its expense, on request by Silicon, to execute all documents in form satisfactory to Silicon, as Silicon, may deem reasonably necessary or useful in order to perfect and maintain Silicon's perfected security interest in the Collateral, and in order to fully consummate all of the transactions contemplated by this Agreement *.

 * , AS APPLICABLE IF AND WHEN SILICON HAS FILED UCC FINANCING STATEMENTS AGAINST THE BORROWER OR TAKEN ANY OTHER MEASURE IN ORDER TO PERFECT ITS SECURITY INTEREST IN THE COLLATERAL

5.    TERM.

 5.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule hereto (the "Maturity Date").

 5.2 EARLY TERMINATION. This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by the Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately.

 5.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, the Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to the face amount of all such letters of credit plus all interest, fees and cost due or to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and


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performed in full; provided that, without limiting the fact that Loans are subject to the reasonable discretion of Silicon, Silicon may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve the Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations, Silicon shall promptly deliver to the Borrower termination statements, requests for reconveyances and such other documents as may be required to fully terminate any of Silicon's security interests.

6.    EVENTS OF DEFAULT AND REMEDIES.

 6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and the Borrower shall give Silicon immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by the Borrower or any of the Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in any material respect; or (b) the Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Loans and other Obligations outstanding at any time exceed the Credit Limit; or (d) the Borrower shall fail to comply with any of the financial covenants set forth in the Schedule or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured; or (e) the Borrower shall fail to pay or perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (f) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within * days after the occurrence of the same; or (g) Dissolution, termination of existence, insolvency or business failure of the Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (h) the commencement of any proceeding against the Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within ** days after the date commenced; (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or commencement of proceedings by any guarantor of any of the Obligations under any bankruptcy or insolvency law; or (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing; or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law ***; or (k) the Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement or if any person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (l) there shall be a change in the record or beneficial ownership of an aggregate of more than **** of the outstanding shares of stock of the Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of the Borrower in effect on the date hereof, without the prior written consent of Silicon; or (m) the Borrower shall generally not pay its debts as they become due; or the Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law. Silicon may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

 * 20

 ** 45

 *** PROVIDED THAT WITH RESPECT TO THE COMMENCEMENT OF ANY PROCEEDING AGAINST ANY SUCH THIRD PARTY UNDER ANY REORGANIZATION, BANKRUPTCY, INSOLVENCY, ARRANGEMENT, READJUSTMENT OF DEBT, DISSOLUTION OR LIQUIDATION LAW OR STATUTE OF ANY JURISDICTION, NOW OR IN THE FUTURE IN EFFECT, ANY SUCH PROCEEDING SHALL NOT BE CURED BY THE DISMISSAL THEREOF WITHIN 45 DAYS AFTER THE DATE COMMENCED

 **** A CONTROLLING INTEREST

 6.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by the Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to the Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to


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any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose the Borrower hereby authorizes Silicon without judicial process to enter onto any of the Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof without charge for so long as Silicon deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Silicon seek to take possession of any or all of the Collateral by Court process, the Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) (intentionally not used); and (iii) any requirement that Silicon retain possession of and not dispose of any such Collateral until after trial or final judgment; (d) Require the Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and the Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Require Borrower to deliver to Silicon, in kind, all checks and other payments received with respect to all accounts and general intangibles, together with any necessary indorsements, within one day after the date received by the Borrower; (f) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use the Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (g) Sell, lease or otherwise dispose of any of the Collateral in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at any one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on the Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve the Borrower of any liability the Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (h) Demand payment of, and collect any accounts and general intangibles comprising Collateral and, in connection therewith, the Borrower irrevocably authorizes Silicon to endorse or sign the Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to the Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's sole discretion, to grant extensions of time to pay, compromise claims and settle accounts and the like for less than face value; (i) Offset against any sums in any of Borrower's general, special or other deposit accounts with Silicon; and (j) Demand and receive possession of any of the Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

 6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. The Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to the Borrower at least * days prior to the sale, and, in the case of a public sale, notice of the sale is published at least * days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, nonspecific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from the Borrower any and all information concerning the same. Silicon may employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

 * TEN

 6.4 POWER OF ATTORNEY. Upon the occurrence of any Event of Default, without limiting Silicon's other rights and remedies, the Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Borrower, and at the Borrower's expense, to do any or all of the following, in the Borrower's name or otherwise: (a) Execute on behalf of the Borrower any documents that Silicon may, in its sole and


                                      -8-
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absolute discretion, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of the Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements;
(b) Execute on behalf of the Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of Silicon's Collateral or in which Silicon has an interest; (c) Execute on behalf of the Borrower, any invoices relating to any account, any draft against any account debtor and any notice to any account debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of the Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (e) Endorse all checks and other forms of remittances received by Silicon; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle accounts and general intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of the Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, the Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (k) Take any action or pay any sum required of the Borrower pursuant to this Agreement and any other present or future agreements. Silicon shall exercise the foregoing powers in a commercially reasonable manner. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of the Borrower.

 6.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to the Borrower or other persons legally entitled thereto; the Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale or other disposition of Collateral, Silicon shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

 6.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and the Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7.   GENERAL PROVISIONS.

 7.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or the Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered to the Borrower or to Silicon, or at the expiration of two business days following the deposit thereof in the United States mail, with postage prepaid.

 7.2 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

 7.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between the Borrower and Silicon and supersede all prior


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and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

7.4 WAIVERS. The failure of Silicon at any time or times to require the Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between the Borrower and Silicon shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or any other agreement now or in the future executed by the Borrower and delivered to Silicon shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an officer of Silicon and delivered to the Borrower. The Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, general intangible, document or guaranty at any time held by Silicon on which the Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement.

 7.5 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon *.

 * WITH RESPECT TO THE TRANSACTIONS AND ACTIONS OF SILICON ASSOCIATED WITH THE LETTERS OF CREDIT AND THE EXCHANGE CONTRACTS (AS SUCH TERMS ARE DEFINED IN THE SCHEDULE TO LOAN AGREEMENT ATTACHED HERETO).

 7.6 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by the Borrower and a duly authorized officer of Silicon.

 7.7 TIME OF ESSENCE. Time is of the essence in the performance by the Borrower of each and every obligation under this Agreement.

 7.8 ATTORNEYS FEES AND COSTS. The Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of the Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to the Borrower. In satisfying Borrower's obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon's attorneys, Levy, Small & Lallas, but Borrower acknowledges and agrees that Levy, Small & Lallas is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or the Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of the Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

 7.9 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and any prohibited assignment shall be void. No consent by Silicon to any assignment shall release the Borrower from its liability for the Obligations.

 7.10 JOINT AND SEVERAL LIABILITY. If the Borrower consists of more than one person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.


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 7.11 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this
Agreement for convenience. The Borrower acknowledges that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or the Borrower under any rule of construction or otherwise.

 7.12 MUTUAL WAIVER OF JURY TRIAL. THE BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND THE BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR THE BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR THE BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

 7.13 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of Silicon and the Borrower shall be governed by, and in accordance with, the laws of the State of California. Any undefined term used in this Agreement that is defined in the California Uniform Commercial Code shall have the meaning assigned to that term in the California Uniform Commercial Code. As a material part of the consideration to Silicon to enter into this Agreement, the Borrower (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Orange County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights the Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

 BORROWER:

      EMULEX CORPORATION

      BY_______________________________
          PRESIDENT OR VICE PRESIDENT

      BY_______________________________
          SECRETARY OR ASS'T SECRETARY

 BORROWER:

      INTERCONNNECTIONS, INC.

      BY_______________________________
          PRESIDENT OR VICE PRESIDENT

      BY_______________________________
          SECRETARY OR ASS'T SECRETARY

 BORROWER:

      EMULEX EUROPE LIMITED

      BY_______________________________
          PRESIDENT OR VICE PRESIDENT

      BY_______________________________
          SECRETARY OR ASS'T SECRETARY

 SILICON:


                                      -11-
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SILICON VALLEY BANK                                 LOAN AND SECURITY AGREEMENT
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      SILICON VALLEY BANK

      BY_______________________________
      TITLE______________________________


                                      -12-

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                                                          SILICON LOAN DOCUMENTS
--------------------------------------------------------------------------------
SCHEDULE TO LOAN AND SECURITY AGREEMENT -.S.

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SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
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SILICON VALLEY BANK

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWERS:       EMULEX CORPORATION
                 3535 HARBOR BOULEVARD
                 COSTA MESA, CALIFORNIA  92626

                 INTERCONNECTIONS, INC.
                 14711 NE 29TH PLACE
                 BELLEVUE, WASHINGTON  98007

                 EMULEX EUROPE LIMITED
                 MULBERRY BUSINESS PARK, FISHPONDS ROAD
                 WOKINGHAM, BERKSHIRE
                 UNITED KINGDOM  RG11 2QY

DATE:            MARCH 31, 1994

CREDIT LIMIT
(Section 1.1):   An amount not to exceed * the lesser of:

         (i)   $5,000,000 at any one time outstanding; OR

         (ii)  75% of the Net Amount of Borrower's accounts, which Silicon in its ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000.

         *  (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A
                          CALIFORNIA CORPORATION ("EMULEX"), INTERCONNECTIONS, INC. AND EMULEX EUROPE LIMITED)

         ** REASONABLE

         "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

         Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (the "Foreign Accounts") (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon)*, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts

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SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
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                          owing from an account debtor to whom Borrower is or
                          may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

         * (PROVIDED THAT PRIOR TO OCCURRENCE OF THE SECTION 2.2A CONDITION,
                          FOREIGN ACCOUNTS SHALL NOT BE DEEMED INELIGIBLE BY VIRTUE OF THE LOCATION OF THE ACCOUNTS DEBTORS RELATING THERETO OUTSIDE OF THE UNITED STATES (REFERRED TO AS THE "EXPANDED FOREIGN ACCOUNTS ELIGIBILITY"), WITH THE UNDERSTANDING AND AGREEMENT THAT AFTER THE OCCURRENCE OF THE SECTION 2.2A CONDITION, THE EXPANDED FOREIGN ACCOUNTS ELIGIBILITY SHALL IMMEDIATELY CEASE TO BE EFFECTIVE)

LETTER OF CREDIT SUBLIMIT Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding * not to exceed $1,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

         * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                          INC. AND EMULEX EUROPE LIMITED)

         The Credit Limit set forth above and the Loans available under this
                          Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

FOREIGN EXCHANGE
CONTRACT SUBLIMIT Up to $1,000,000 of the Credit Limit * may be utilized for spot and future foreign exchange contracts (the "Exchange Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 20% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign Exchange Reserve

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                          for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided Borrower has immediately available funds in such amount in its bank account.

         * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                          INC. AND EMULEX EUROPE LIMITED)

         Borrower may provide, by written notification to Silicon, instructions to terminate any of the Exchange Contracts, except that Borrower may not terminate an Exchange Contract within two business days of the date delivery is to be effected or settlement allowed. Further, Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Silicon for any and all fees, costs and expenses relating thereto or arising in connection therewith.

         Borrower shall not permit the total gross amount of all Exchange
                          Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $500,000, nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed $1,000,000.

         The Borrower shall execute all standard form applications and agreements of Silicon in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.

         Without limiting any of the other terms of this Loan Agreement or any such standard form applications and agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

         The Exchange Contracts shall have maturity dates no later than the
                          Maturity Date.


INTEREST RATE (Section 1.2): A rate equal to the "Prime Rate" in effect from time to time, plus .50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                          based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):     $25,000 per annum payable and due in advance. (Any Commitment
                          Fee previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE
(Section 5.1):     APRIL 5, 1996.  Silicon agrees to use reasonable efforts to review the maturity of this credit facility on an annual basis approximately one year prior to the then applicable Maturity Date, although any failure by Silicon to undertake any such review shall have no effect whatsoever on the then applicable Maturity Date. Borrower acknowledges and agrees that any decision by Silicon to extend the Maturity Date shall be in Silicon's sole and absolute discretion, that any extension thereof shall only be accomplished by written notification to Borrower from Silicon, and that Silicon's agreement to use reasonable efforts to review the maturity of this credit facility shall not mean or imply that Silicon will decide to extend the Maturity Date at such time.

PRIOR NAMES OF BORROWER
(Section 3.2):     NONE

TRADE NAMES OF BORROWER
(Section 3.2):     NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):     NONE

MATERIAL ADVERSE LITIGATION
(Section 3.10):    SEE EXHIBIT A ATTACHED HERETO

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):     Without Silicon's prior written consent, Emulex,
                          InterConnections, Inc. and Emulex Europe Limited, on a consolidated basis, may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $1,000,000 in any fiscal year, (ii) make employee loans in an aggregate amount outstanding at any time not to exceed $200,000 and (iii) make loans to subsidiary corporations of Borrower and/or any Obligor (as defined in the Security Agreement of even date herewith) in an aggregate amount per subsidiary or Obligor not to exceed $500,000 and in a total aggregate amount not to exceed $2,000,000.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
FINANCIAL COVENANTS
(Section 4.1):     Borrower shall cause Parent to comply with all of the
                                    following covenants on a consolidated basis.
                                    Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

        QUICK ASSET RATIO:  Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.50 to 1 through and including the end of the Parent's first fiscal quarter of 1995 on October 2, 1994. Thereafter, through and including the end of the Parent's third fiscal quarter of 1995 on April 2, 1995, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.75 to 1 period ending. Thereafter, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 2.00 to 1.

        TANGIBLE NET WORTH:  Parent shall maintain a tangible net worth of not less than $20,000,000.

        DEBT TO TANGIBLE
        NET WORTH RATIO:     Parent shall maintain a ratio of total liabilities
                                    to tangible net worth of not more than .75 to 1.

        PROFITABILITY  Parent shall not incur a loss (after taxes) for the third fiscal quarter of the 1994 ending March 27, 1994 in excess of $250,000; and Parent shall not incur a loss (after taxes) for the 1994 fiscal year ending July 3, 1994 in excess of $10,500,000.

        DEFINITIONS:   "Current assets," and "current liabilities" shall have
                                    the meanings ascribed to them in accordance with generally accepted accounting principles.

           "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises.

           "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United
                                    States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

        DEFERRED REVENUES:   For purposes of the above quick asset ratio
                                    deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    not be counted in determining total
                                    liabilities but shall be counted in
                                    determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

        SUBORDINATED DEBT:   "Liabilities" for purposes of the foregoing
                                    covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(Section 4.1):     Borrower shall at all times comply with all of the following additional covenants:

        1.     BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

        2.     MONTHLY BORROWING BASE CERTIFICATE AND LISTING.  Within 20 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable and accounts payable.

        3.     INDEBTEDNESS.  Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $2,500,000 annually, on a joint basis for Emulex, InterConnections, Inc. and Emulex Europe Limited (the "Joint Borrower"), (iii) the creation of trade payable obligations in the ordinary course of business and (iv) the making of loans by the Joint Borrower to its subsidiaries and/or any Obligor (as defined in the Security Agreement of even date herewith) in an amount not to exceed $500,000 per subsidiary or Obligor at any time outstanding and not to exceed $2,000,000 in the aggregate at any time outstanding.

        4.     COMMITMENT/UNUSED LINE FEE. If the average outstanding daily principal balance of all Loans in any
                                    quarter shall be less than the Credit Limit, Borrower shall pay to Silicon, in accordance with its standard billing practice relating to fees of this type payable in arrears, a commitment/unused line fee equal to .25% per annum upon the amount by which the Credit Limit exceeds the average outstanding daily principal balance of all Loans in respect of such quarter.

        5.     SEC FILINGS AND COMMUNICATIONS. Without limitation of the
                                    provisions of Section 3.7 hereof, Borrower agrees to provide to Silicon all filings made with the Securities and Exchange Commission (the "SEC") regarding Borrower or Parent or any affiliate of Borrower or Parent, and copies of all notices or

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    other communication from the SEC relating thereto, within 5 days of such filing or receipt of such notice or other communication.

        6.     UCC-1 NOT TO BE FILED ABSENT DEFAULT; DOCUMENTS REGARDING PUERTO
                                    RICO COLLATERAL. Silicon shall not file the UCC-1 Financing Statements being provided to Silicon concurrently herewith unless a
                                    Section 2.2A Condition has occurred.
                                    Borrower agrees to execute and deliver to Silicon, or to cause the appropriate affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., to execute and deliver to Silicon, the Puerto Rico Documentation (as referred to below) in a prompt manner after delivery thereof to any such party for execution, provided Silicon agrees not to file or record the Puerto Rico Documentation unless a Section 2.2A Condition has occurred. As used herein the term "Puerto Rico Documentation" shall mean any and all documents, agreements and instruments that Silicon determines are necessary or desirable, in its discretion, in connection with the granting and perfecting of the security interest of Silicon in the Collateral of Borrower, or in any property of any affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., located in or relating to Puerto Rico. Without limiting any other term or provision hereof, Borrower agrees to reimburse Silicon for all costs and expenses in connection with the preparation of the Puerto Rico Documentation.

        7. COLLATERAL ASSIGNMENT REGARDING INTELLECTUAL PROPERTY COLLATERAL.
                                    Borrower shall execute and deliver to
                                    Silicon three originals of Silicon's
                                    standard form of security agreement relating to Collateral consisting of intellectual property items, which form is entitled "Collateral Assignment, Patent Mortgage and Security Agreement" (the "Copyright Assignment"), provided that Silicon agrees not to record the Copyright Assignment with the United States Patent and Trademark office or with the United States Copyright office until an Event of Default has occurred and any Obligations are outstanding, and, provided, further, it is understood and agreed that the terms and provisions of the Copyright Assignment shall not be considered to be effective until the effectiveness of the Section 2.2A Condition. In connection therewith, at such time that Silicon seeks to so record such agreement, Borrower agrees to effect registration with the United States Copyright office of Collateral consisting of copyrightable subject matter in accordance with the provisions set forth in the Copyright Assignment, and, without limitation of the other obligations of Borrower herein and therein, to take all other actions in order to assist Silicon in the perfection of its security interest in such items of Collateral.

        8.     NEGATIVE PLEDGE. Except as otherwise permitted hereunder,
                                    Borrower shall not hereafter grant a
                                    security

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    interest in any of its present or future
                                    Collateral, other than for liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above.

9.  SHAREHOLDER DEBT TO BE SUBORDINATED. All indebtedness of Borrower owing to any and all of its shareholders or related parties shall be subordinated in favor of Silicon pursuant to written subordination agreements in Silicon's standard form.

10. INITIAL AUDIT. The first, semi-annual audit referred to in Section 4.5 of this Agreement shall be completed prior to the making of any Loans hereunder.

                                    BORROWER:

                                       EMULEX CORPORATION

                                       BY_______________________________
                                             PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                            SECRETARY OR ASS'T SECRETARY

                                    BORROWER:

                                       INTERCONNECTIONS, INC.

                                       BY_______________________________
                                             PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                            SECRETARY OR ASS'T SECRETARY

                                    BORROWER:

                                       EMULEX EUROPE LIMITED

                                       BY_______________________________
                                             PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                            SECRETARY OR ASS'T SECRETARY

                                    SILICON:

                                       SILICON VALLEY BANK

                                       BY_______________________________

                                       TITLE____________________________

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                                AMENDMENT TO LOAN
                                   AGREEMENT

BORROWERS:   EMULEX CORPORATION
             3535 HARBOR BOULEVARD
             COSTA MESA, CALIFORNIA  92626

             INTERCONNECTIONS, INC.
             14711 NE 29TH PLACE
             BELLEVUE, WASHINGTON  98007

             EMULEX EUROPE LIMITED
             MULBERRY BUSINESS PARK, FISHPONDS ROAD
             WOKINGHAM, BERKSHIRE
             UNITED KINGDOM  RG11 2QY

DATE:        APRIL 25, 1994

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

         The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994 (the "Loan Agreement"), as follows:

         1. REVISED CREDIT LIMIT. The section of the Schedule to Loan Agreement entitled "Credit Limit (Section 1.1)" is hereby deleted and replaced with the following:

"CREDIT LIMIT
(Section 1.1):   An amount not to exceed * the lesser of:

         (i)  $5,000,000 at any one time outstanding; OR

         (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000.

         * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A
                          CALIFORNIA CORPORATION ("EMULEX"), INTERCONNECTIONS, INC. AND EMULEX EUROPE LIMITED)

         ** REASONABLE
         "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (the "Foreign Accounts") (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon)*, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

* (PROVIDED THAT PRIOR TO OCCURRENCE OF THE SECTION 2.2A CONDITION, FOREIGN
                          ACCOUNTS BILLED IN THE UNITED STATES SHALL NOT BE DEEMED INELIGIBLE BY VIRTUE OF THE LOCATION OF THE ACCOUNT DEBTORS RELATING THERETO OUTSIDE OF THE UNITED STATES (REFERRED TO AS THE "EXPANDED FOREIGN ACCOUNTS ELIGIBILITY"), WITH THE UNDERSTANDING AND AGREEMENT THAT AFTER THE OCCURRENCE OF THE SECTION 2.2A CONDITION, THE EXPANDED FOREIGN ACCOUNTS ELIGIBILITY SHALL IMMEDIATELY CEASE TO BE EFFECTIVE)

LETTER OF CREDIT SUBLIMIT Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding * not to exceed $1,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

* (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS, INC. AND
                          EMULEX EUROPE LIMITED)

The Credit Limit set forth above and the Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

FOREIGN EXCHANGE

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

CONTRACT SUBLIMIT  Up to $1,000,000 of the Credit Limit * may be utilized for spot and future foreign exchange contracts (the "Exchange Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 20% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided Borrower has immediately available funds in such amount in its bank account.

* (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS, INC. AND
                          EMULEX EUROPE LIMITED)

Borrower may provide, by written notification to Silicon, instructions to terminate any of the Exchange Contracts, except that Borrower may not terminate an Exchange Contract within two business days of the date delivery is to be effected or settlement allowed. Further, Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Silicon for any and all fees, costs and expenses relating thereto or arising in connection therewith.

Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $500,000, nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed $1,000,000.

The Borrower shall execute all standard form applications and agreements of
                          Silicon in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.

Without limiting any of the other terms of this Loan Agreement or any such standard form applications and agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which it

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                          may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

        The Exchange Contracts shall have maturity dates no later than the
                          Maturity Date.

CORPORATE CREDIT
CARD SUBLIMIT  Up to $10,000 of the Credit Limit * may be utilized for advances under corporate credit cards to be issued by Silicon for Borrower, provided that at the time of the issuance of any such credit cards Borrower has available to it Loans in an amount equal to or greater than $10,000. Further, after the issuance of any such credit cards, the Credit Limit shall be permanently reduced by $10,000 while any of such credit cards remain available for use or there remain any outstanding Obligations thereunder.

        * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                          INC. AND EMULEX EUROPE LIMITED)"


         2. MODIFICATION TO REPORTING. Paragraph 2 of the section of the Schedule to the Loan Agreement entitled "Other Covenants (Section 4.1)" is hereby deleted and replaced with the following:

         "2. MONTHLY BORROWING BASE CERTIFICATE AND LISTING. Within 20 days after the end of each month, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable."

         3. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                        SILICON:

EMULEX CORPORATION                               SILICON VALLEY BANK

BY_______________________________
    PRESIDENT OR VICE PRESIDENT                  BY_____________________________

                                                 TITLE__________________________

BY_______________________________
   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

BORROWER:

INTERCONNECTIONS, INC.

BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY

BORROWER:

EMULEX EUROPE LIMITED


BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                                AMENDMENT TO LOAN
                                    AGREEMENT

BORROWERS:     EMULEX CORPORATION
               3535 HARBOR BOULEVARD
               COSTA MESA, CALIFORNIA  92626

               INTERCONNECTIONS, INC.
               14711 NE 29TH PLACE
               BELLEVUE, WASHINGTON  98007

               EMULEX EUROPE LIMITED
               MULBERRY BUSINESS PARK, FISHPONDS ROAD
               WOKINGHAM, BERKSHIRE
               UNITED KINGDOM  RG11 2QY

DATED AS OF:   JULY 1, 1994

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

         The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994 (the "Loan Agreement"), as follows:

         1. REVISED PROFITABILITY COVENANT. The profitability covenant set forth in the section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby deleted and replaced with the following:

     "Profitability Parent shall not incur a loss (after taxes) for the third fiscal quarter of the 1994 ending March 27, 1994 in excess of $250,000; and Parent shall not incur a loss (after taxes from continuing operations) for the 1994 fiscal year ending July 3, 1994 in excess of $10,500,000."

         2. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
BORROWER:                                          SILICON:

EMULEX CORPORATION                                 SILICON VALLEY BANK


BY_______________________________
    PRESIDENT OR VICE PRESIDENT                    BY___________________________

                                                   TITLE________________________

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:

INTERCONNECTIONS, INC.


BY_______________________________
   PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:

EMULEX EUROPE LIMITED


BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
    SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                                AMENDMENT TO LOAN
                                   AGREEMENT

BORROWERS:   EMULEX CORPORATION
             3535 HARBOR BOULEVARD
             COSTA MESA, CALIFORNIA  92626

             INTERCONNECTIONS, INC.
             14711 NE 29TH PLACE
             BELLEVUE, WASHINGTON  98007

             EMULEX EUROPE LIMITED
             MULBERRY BUSINESS PARK, FISHPONDS ROAD
             WOKINGHAM, BERKSHIRE
             UNITED KINGDOM  RG11 2QY

DATED:       JUNE 26, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

         The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994, and as amended by that Amendment to Loan Agreement dated July 1, 1994 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof.

         1. REVISED QUICK RATIO. The "Quick Asset Ratio" financial covenant set forth in the section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended to read as follows:

        "QUICK ASSET RATIO:    Parent shall maintain a ratio of "Quick Assets"
                                    to current liabilities of not less than 1.50 to 1 through and including the end of the Parent's first fiscal quarter of 1995 on October 2, 1994. Thereafter, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.75 to 1."

         2. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
BORROWER:                                              SILICON:

EMULEX CORPORATION                                     SILICON VALLEY BANK


BY_______________________________
    PRESIDENT OR VICE PRESIDENT                        BY_______________________

                                                       TITLE____________________

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:

INTERCONNECTIONS, INC.


BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
    SECRETARY OR ASS'T SECRETARY


BORROWER:

EMULEX EUROPE LIMITED


BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWERS:  EMULEX CORPORATION
            3535 HARBOR BOULEVARD
            COSTA MESA, CALIFORNIA  92626

            INTERCONNECTIONS, INC.
            14711 NE 29TH PLACE
            BELLEVUE, WASHINGTON  98007

            EMULEX EUROPE LIMITED
            MULBERRY BUSINESS PARK, FISHPONDS ROAD
            WOKINGHAM, BERKSHIRE
            UNITED KINGDOM  RG11 2QY

DATED:      JULY 24, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

         The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994, and as amended by that Amendment to Loan Agreement dated July 1, 1994, as amended by that Amendment to Loan Agreement dated June 26, 1995 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"), as follows, effective as of the date hereof.

         1. REVISED QUICK RATIO. The "Quick Asset Ratio" financial covenant set forth in the section of the Schedule to Loan Agreement entitled "Financial Covenants (Section 4.1)" is hereby amended effective as of June 28, 1995 to read as follows:

        "QUICK ASSET RATIO:    Parent shall maintain a ratio of "Quick Assets"
                             to current liabilities of not less than 1.50 to 1."

         2. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
BORROWER:                                            SILICON:

EMULEX CORPORATION                                   SILICON VALLEY BANK


BY_______________________________
   PRESIDENT OR VICE PRESIDENT                       BY_________________________

                                                     TITLE______________________

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:

INTERCONNECTIONS, INC.


BY_______________________________
   PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:

EMULEX EUROPE LIMITED


BY_______________________________
    PRESIDENT OR VICE PRESIDENT

BY_______________________________
   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                                AMENDMENT TO LOAN
                                   AGREEMENT

BORROWERS: EMULEX CORPORATION
           3535 HARBOR BOULEVARD
           COSTA MESA, CALIFORNIA  92626

           INTERCONNECTIONS, INC.
           14711 NE 29TH PLACE
           BELLEVUE, WASHINGTON  98007

           EMULEX EUROPE LIMITED
           MULBERRY BUSINESS PARK, FISHPONDS ROAD
           WOKINGHAM, BERKSHIRE
           UNITED KINGDOM  RG11 2QY

DATED:     OCTOBER 5, 1995

         THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

         The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994, as amended by that Amendment to Loan Agreement dated July 1, 1994, as amended by that Amendment to Loan Agreement dated June 26, 1995 and as amended by that Amendment to Loan Agreement dated July 24, 1995 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"), as follows, effective as of September 18, 1995.

         1. REVISED SCHEDULE. The Schedule to Loan Agreement is hereby deleted and replaced with the Schedule to Loan Agreement as attached hereto.

         2. REVISED SECTION 4.5. Section 4.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

         "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable out of pocket costs for annual accounts receivable audits by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower)*. Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
         * PROVIDED THAT IT IS AGREED THAT THE PER AUDIT CHARGE OF ANY SUCH AUDIT TO BE CHARGED TO THE BORROWER SHALL NOT EXCEED $2,000, PROVIDED, FURTHER, THAT SILICON AGREES TO SEND SUCH NOTIFICATION TO THE BORROWER SUBSTANTIALLY CONCURRENTLY WITH ANY SUCH DEBIT OF BORROWER'S DEPOSIT ACCOUNTS"

         3. FEE. Borrower shall pay to Silicon a fee in the amount of $12,500 in connection with this Amendment, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

         4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

BORROWER:                                     SILICON:

EMULEX CORPORATION                            SILICON VALLEY BANK


BY_______________________________
   PRESIDENT OR VICE PRESIDENT                BY_______________________________

                                              TITLE____________________________

BY_______________________________
   SECRETARY OR ASS'T SECRETARY


BORROWER:                                     BORROWER:

INTERCONNECTIONS, INC.                        EMULEX EUROPE LIMITED


BY_______________________________             BY_______________________________
    PRESIDENT OR VICE PRESIDENT                   PRESIDENT OR VICE PRESIDENT

BY_______________________________             BY_______________________________
   SECRETARY OR ASS'T SECRETARY                   SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWERS:        EMULEX CORPORATION
                  3535 HARBOR BOULEVARD
                  COSTA MESA, CALIFORNIA  92626

                  INTERCONNECTIONS, INC.
                  14711 NE 29TH PLACE
                  BELLEVUE, WASHINGTON  98007

                  EMULEX EUROPE LIMITED
                  MULBERRY BUSINESS PARK, FISHPONDS ROAD
                  WOKINGHAM, BERKSHIRE
                  UNITED KINGDOM  RG11 2QY

DATE:             OCTOBER 5, 1995

CREDIT LIMIT
(Section 1.1):    An amount not to exceed * the lesser of:

         (i) $5,000,000 at any one time outstanding; OR

         (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its
                                    ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000.

         * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A
                                    CALIFORNIA CORPORATION ("EMULEX"),
                                    INTERCONNECTIONS, INC. AND EMULEX EUROPE
                                    LIMITED)

         ** REASONABLE
         "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

         Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of
                                    Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (the "Foreign Accounts") (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon)*, accounts owing from one

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

        * (PROVIDED THAT PRIOR TO OCCURRENCE OF THE SECTION 2.2A CONDITION,
                                    FOREIGN ACCOUNTS BILLED IN THE UNITED STATES
                                    SHALL NOT BE DEEMED INELIGIBLE BY VIRTUE OF
                                    THE LOCATION OF THE ACCOUNT DEBTORS RELATING
                                    THERETO OUTSIDE OF THE UNITED STATES
                                    (REFERRED TO AS THE "EXPANDED FOREIGN
                                    ACCOUNTS ELIGIBILITY"), WITH THE
                                    UNDERSTANDING AND AGREEMENT THAT AFTER THE
                                    OCCURRENCE OF THE SECTION 2.2A CONDITION,
                                    THE EXPANDED FOREIGN ACCOUNTS ELIGIBILITY
                                    SHALL IMMEDIATELY CEASE TO BE EFFECTIVE)

LETTER OF CREDIT SUBLIMIT Silicon, in its reasonable discretion, will from time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding
                                    * not to exceed $1,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

        * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                                    INC. AND EMULEX EUROPE LIMITED)

        The Credit Limit set forth above and the Loans available under this
                                    Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

FOREIGN EXCHANGE
CONTRACT SUBLIMIT          Up to $1,000,000 of the Credit Limit * may be
                                    utilized for spot and future foreign
                                    exchange contracts (the "Exchange
                                    Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 20% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    within two business days after the
                                    Determination Date, 100% of the gross amount of the Exchange Contracts. In lieu of the Foreign Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided Borrower has immediately available funds in such amount in its bank account.

        * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                                    INC. AND EMULEX EUROPE LIMITED)

        Borrower may provide, by written notification to Silicon, instructions to terminate any of the Exchange Contracts, except that Borrower may not terminate an Exchange Contract within two business days of the date delivery is to be effected or settlement allowed. Further, Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Silicon for any and all fees, costs and expenses relating thereto or arising in connection therewith.

        Borrower shall not permit the total gross amount of all Exchange
                                    Contracts on which delivery is to be
                                    effected and settlement allowed in any two business day period to be more than $500,000, nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed $1,000,000.

        The Borrower shall execute all standard form applications and agreements of Silicon in connection with the Exchange
                                    Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.

        Without limiting any of the other terms of this Loan Agreement or any such standard form applications and
                                    agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").

        The Exchange Contracts shall have maturity dates no later than the
                                    Maturity Date.

CORPORATE CREDIT
CARD SUBLIMIT    Up to $10,000 of the Credit Limit * may be utilized for
                                    advances under corporate credit cards to be issued by Silicon for Borrower, provided that at the time of the issuance of any such credit cards Borrower

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    has available to it Loans in an amount equal to or greater than $10,000. Further, after the issuance of any such credit cards, the Credit Limit shall be permanently reduced by $10,000 while any of such credit cards remain available for use or there remain any outstanding Obligations thereunder.

        * (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                                    INC. AND EMULEX EUROPE LIMITED)"

INTEREST RATE (Section 1.2): A rate equal to the "Prime Rate" in effect from time to time, plus .50% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):       SEE AMENDMENT TO LOAN AGREEMENT.  (Any Commitment Fee
                                    previously paid by the Borrower in
                                    connection with this loan shall be credited against this Fee.)

MATURITY DATE
(Section 5.1):       SEPTEMBER 17, 1996.

PRIOR NAMES OF BORROWER
(Section 3.2):       NONE

TRADE NAMES OF BORROWER
(Section 3.2):       NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):       NONE

MATERIAL ADVERSE LITIGATION
(Section 3.10):      See Exhibit A to the Schedule to the Loan and Security
                                    Agreement dated March 31, 1994.

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):       Without Silicon's prior written consent, Emulex,
                                    InterConnections, Inc. and Emulex Europe
                                    Limited, on a consolidated basis, may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $1,000,000 in any fiscal year, (ii) make employee loans in an aggregate amount outstanding at any time not to exceed $200,000 and (iii) make loans to subsidiary corporations of Borrower and/or any Obligor (as defined in the Security Agreement of even date herewith) in an aggregate amount per subsidiary or

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    Obligor not to exceed $500,000 and in a
                                    total aggregate amount not to exceed
                                    $2,000,000.

FINANCIAL COVENANTS
(Section 4.1):    Borrower shall cause Parent to comply with all of the
                                    following covenants on a consolidated basis.
                                    Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

     QUICK ASSET RATIO:  Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.15 to 1, prior to December 31, 1995. On and after December 31, 1995 and prior to June 30, 1996, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.50 to 1. On and after June 30, 1996, Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.75 to 1.

     TANGIBLE NET WORTH: Parent shall maintain a tangible net worth of not less than $27,000,000.

     DEBT TO TANGIBLE
     NET WORTH RATIO:     Parent shall maintain a ratio of total liabilities to
                                    tangible net worth of not more than .75 to 1.

     PROFITABILITY        Parent shall not incur a loss (after taxes) for the
                                    1996 fiscal year. Further, Parent shall not incur a loss (after taxes) for any 1996 fiscal quarter other than for a single fiscal quarter in 1996 in which Borrower may incur a loss (after taxes) provided such loss does not exceed $3,800,000.

     DEFINITIONS:         "Current assets," and "current liabilities" shall have
                                    the meanings ascribed to them in accordance with generally accepted accounting principles.

        "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises.

        "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United
                                    States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

     DEFERRED REVENUES:   For purposes of the above quick asset ratio deferred
                                    revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

     SUBORDINATED DEBT:   "Liabilities" for purposes of the foregoing covenants
                                    do not include indebtedness which is
                                    subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS
(SECTION 4.1):     Borrower shall at all times comply with all of the following additional covenants:

         1.  BANKING RELATIONSHIP.  Borrower shall at all times maintain its primary banking relationship with Silicon.

         2.  MONTHLY BORROWING BASE CERTIFICATE AND LISTING.  Within 20 days after the end of each month when any
                                    Obligations are outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable. Borrower shall also supply such a Borrowing Base Certificate and an aged listing of Borrower's accounts receivable five days prior to such time that Borrower requests a Loan under this Agreement if no Obligations had been outstanding prior to the request for any such Loan.

         3.  INDEBTEDNESS.  Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $2,500,000 annually, on a joint basis for Emulex, InterConnections, Inc. and Emulex Europe Limited (the "Joint Borrower"), (iii) the creation of trade payable obligations in the ordinary course of business and (iv) the making of loans by the Joint Borrower to its subsidiaries and/or any Obligor (as defined in the Security Agreement of even date herewith) in an amount not to exceed $500,000 per subsidiary or Obligor at any time outstanding and not to exceed $2,000,000 in the aggregate at any time outstanding.

         4.  [INTENTIONALLY LEFT BLANK]

         5.  SEC FILINGS AND COMMUNICATIONS. Without limitation of the provisions of Section 3.7 hereof, Borrower agrees to provide to Silicon all filings made with the Securities and Exchange Commission (the "SEC") regarding Borrower or Parent or any affiliate of Borrower or Parent, and copies of all notices or other communication from the SEC relating thereto, within 5 days of such filing or receipt of such notice or other communication.

         6. UCC-1 NOT TO BE FILED ABSENT DEFAULT; DOCUMENTS REGARDING PUERTO
                                    RICO COLLATERAL. Silicon shall not file the UCC-1

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                                    Financing Statements being provided to
                                    Silicon concurrently herewith unless a
                                    Section 2.2A Condition has occurred.
                                    Borrower agrees to execute and deliver to Silicon, or to cause the appropriate affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., to execute and deliver to Silicon, the Puerto Rico Documentation (as referred to below) in a prompt manner after delivery thereof to any such party for execution, provided Silicon agrees not to file or record the Puerto Rico Documentation unless a Section 2.2A Condition has occurred. As used herein the term "Puerto Rico Documentation" shall mean any and all documents, agreements and instruments that Silicon determines are necessary or desirable, in its discretion, in connection with the granting and perfecting of the security interest of Silicon in the Collateral of Borrower, or in any property of any affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., located in or relating to Puerto Rico. Without limiting any other term or provision hereof, Borrower agrees to reimburse Silicon for all costs and expenses in connection with the preparation of the Puerto Rico Documentation.

         7. COLLATERAL ASSIGNMENT REGARDING INTELLECTUAL PROPERTY COLLATERAL.
                                    Borrower shall execute and deliver to
                                    Silicon three originals of Silicon's
                                    standard form of security agreement relating to Collateral consisting of intellectual property items, which form is entitled "Collateral Assignment, Patent Mortgage and Security Agreement" (the "Copyright Assignment"), provided that Silicon agrees not to record the Copyright Assignment with the United States Patent and Trademark office or with the United States Copyright office until an Event of Default has occurred and any Obligations are outstanding, and, provided, further, it is understood and agreed that the terms and provisions of the Copyright Assignment shall not be considered to be effective until the effectiveness of the Section 2.2A Condition. In connection therewith, at such time that Silicon seeks to so record such agreement, Borrower agrees to effect registration with the United States Copyright office of Collateral consisting of copyrightable subject matter in accordance with the provisions set forth in the Copyright Assignment, and, without limitation of the other obligations of Borrower herein and therein, to take all other actions in order to assist Silicon in the perfection of its security interest in such items of Collateral.

         8. NEGATIVE PLEDGE. Except as therwise permitted hereunder, Borrower shall not hereafter grant a security
                                    interest in any of its present or future
                                    Collateral, other than for liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above.

SILICON VALLEY BANK                                LOAN AND SECURITY AGREEMENT
-------------------------------------------------------------------------------
         9. SHAREHOLDER DEBT TO BE SUBORDINATED. All indebtedness of Borrower owing to any and all of its shareholders or related parties shall be subordinated in favor of Silicon pursuant to written subordination agreements in Silicon's standard form.


                                    BORROWER:

                                       EMULEX CORPORATION


                                       BY_______________________________
                                           PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                          SECRETARY OR ASS'T SECRETARY


                                    BORROWER:

                                       INTERCONNECTIONS, INC.


                                       BY_______________________________
                                           PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                          SECRETARY OR ASS'T SECRETARY


                                    BORROWER:

                                       EMULEX EUROPE LIMITED


                                       BY_______________________________
                                           PRESIDENT OR VICE PRESIDENT

                                       BY_______________________________
                                           SECRETARY OR ASS'T SECRETARY


                                    SILICON:

                                       SILICON VALLEY BANK


                                       BY_______________________________

                                       TITLE____________________________

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

SILICON VALLEY BANK

                               AMENDMENT TO LOAN
                                   AGREEMENT

               BORROWERS:  EMULEX CORPORATION
                           3535 HARBOR BOULEVARD
                           COSTA MESA, CALIFORNIA  92626

                           INTERCONNECTIONS, INC.
                           14711 NE 29TH PLACE
                           BELLEVUE, WASHINGTON  98007

                           EMULEX EUROPE LIMITED
                           MULBERRY BUSINESS PARK, FISHPONDS ROAD
                           WOKINGHAM, BERKSHIRE
                           UNITED KINGDOM  RG11 2QY

               DATED:      JANUARY 18, 1996

     THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrowers named above (jointly and severally referred to as the "Borrower").

     The Parties hereby agree to amend the Loan and Security Agreement between them, dated March 31, 1994, as amended by that Amendment to Loan Agreement dated April 25, 1994, as amended by that Amendment to Loan Agreement dated July 1, 1994, as amended by that Amendment to Loan Agreement dated June 26, 1995, as amended by that Amendment to Loan Agreement dated July 24, 1995, and as amended by that Amendment to Loan Agreement dated October 5, 1995 (as so amended and as otherwise amended or modified from time to time, the "Loan Agreement"), as follows, effective as of December 27, 1995.

     1. REVISED SCHEDULE. The Schedule to Loan Agreement is hereby deleted and replaced with the Schedule to Loan Agreement as attached hereto.

     2. REVISED SECTION 2.2A. Section 2.2A of the Loan Agreement is hereby amended in its entirety to read as follows:

      "2.2A Grant of Security Interest in Collateral. If (I) an Event of Default occurs hereunder and any Obligations are outstanding (the "Section 2.2A Condition Regarding Default") or (II) Silicon makes any Loans to Borrower (the "Section 2.2A Condition Regarding Loans"), then the grant of the security interest set forth in this Section 2.2A shall at such time become immediately effective, without any further action required by Borrower or Silicon, provided that Borrower shall nonetheless be required to take such additional actions and execute such additional documentation as Silicon determines are necessary or desirable in its discretion to implement such grant of a security interest and to permit Silicon to perfect such security interest (the foregoing events that trigger the effectiveness of the grant of the security interest in this Section 2.2A shall be jointly and severally referred to as the "Section 2.2A Condition"), provided, further, that if, and only if, the Additional Financial Conditions (as defined below) are satisfied, as determined by Silicon, then the Section 2.2A Condition shall only consist of the
      Section 2.2A Condition Regarding Default and the Section 2.2A Condition Regarding Loans shall no longer be considered to be an event that constitutes a Section 2.2A Condition. Borrower and Silicon agree that prior to the occurrence of the Section 2.2 Condition, the provisions of this

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


      Section 2.2A shall be deemed not to be in effect. The term "Additional Financial Conditions" as used herein shall mean that in each of two successive fiscal quarters after December 31, 1995 the Parent, on a consolidated basis, shall have attained profits (after taxes) of at least $1,000,000 per quarter and that Parent, on a consolidated basis, shall have maintained a ratio of "Quick Assets" to current liabilities of not less than 1.50 to 1 (the financial terms referenced in this definition shall be defined as such terms are defined and used in the section of the Schedule to the Loan Agreement entitled "Financial Covenants (Section 4.1)").

      Upon the occurrence of the Section 2.2A Condition, the following shall become effective:

      The Borrower grants Silicon a continuing security interest in all of the Borrower's interest in the types of property described below, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral") as security for all Obligations:
      (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles including, but not limited to, deposit accounts, goodwill, names, trade names, trademarks and the goodwill of the business symbolized thereby, trade secrets, drawings, blueprints, customer lists, patents, patent applications, copyrights, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind; (e) All books and records, whether stored on computers or otherwise maintained; and
      (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing. Silicon's security interest in any present or future technology (including patents, trade secrets, and other technology) shall be subject to any licenses or rights now or in the future granted by the Borrower to any third parties in the ordinary course of Borrower's business; provided that if the Borrower proposes to sell, license or grant any other rights with respect to any technology in a transaction that, in substance, conveys a major part of the economic value of that technology, Silicon shall first be requested to release its security interest in the same, and Silicon may withhold such release in its reasonable discretion;

      PROVIDED, HOWEVER, that if a Section 2.2A Condition consisting only of a Section 2.2A Condition Regarding Loans has occurred and the grant of the security interest as referred to herein is then effective, and if the Borrower subsequently satisfies the Additional Financial Conditions and no Section 2.2A Condition consisting of a
      Section 2.2A Condition Regarding Default has occurred, then Silicon agrees that the grant of the security interest as set forth herein shall no longer be considered to be effective, subject, however, to the reinstatement of the security interest upon the occurrence of a
      Section 2.2A Condition consisting of a Section 2.2A Condition
      Regarding Default as otherwise set forth above.   It is understood
      and agreed that the satisfaction of the Additional Financial Conditions shall not diminish or affect the rights of Silicon hereunder upon the occurrence of a Section 2.2A Condition consisting of a Section 2.2A Condition Regarding Default."

     3. NOTICE OF INTENT TO BORROW; ADDITIONAL DOCUMENTATION AND ACTIONS. Borrower hereby agrees that it shall provide to Silicon written notice of its intent to request a Loan at least two weeks prior to the proposed date of borrowing. At the time of giving such notice, Borrower agrees to execute such additional documentation and take such additional actions as Silicon determines in its discretion are necessary or desirable in connection with the grant of the security interest as set forth in Section 2.2A hereof. In connection with the foregoing, Borrower further agrees to cause all guarantors of the Obligations to take such actions and execute such documentation as Silicon determines in its discretion are necessary or desirable relating to such guaranties and any grant of a security interest by such guarantor parties in favor of Silicon, including, without limitation, with respect to Emulex Caribe, Inc., the execution and delivery of the Puerto Rico Documentation.

4. FEE. Borrower shall pay to Silicon a fee in the amount of $2,500 in connection with this Amendment, which shall be in addition to all interest and all other amounts payable hereunder and which shall not be refundable.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


     5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                   SILICON:

EMULEX CORPORATION                          SILICON VALLEY BANK

BY                                          BY
  -------------------------------             -----------------------------
    PRESIDENT OR VICE PRESIDENT             TITLE
                                                 --------------------------

BY
  -------------------------------
    SECRETARY OR ASS'T SECRETARY

BORROWER:                                   BORROWER:

INTERCONNECTIONS, INC.                      EMULEX EUROPE LIMITED

BY                                          BY
  -------------------------------             -------------------------------
    PRESIDENT OR VICE PRESIDENT                 PRESIDENT OR VICE PRESIDENT


BY                                          BY
  -------------------------------             -------------------------------
    SECRETARY OR ASS'T SECRETARY                SECRETARY OR ASS'T SECRETARY

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                              GUARANTORS' CONSENT

The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty executed by the undersigned in favor of Silicon, which is hereby ratified and affirmed and shall continue in full force and effect.


 Guarantor Signature:   Emulex Corporation, a Delaware corporation

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex Caribe, Inc.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Computer Array Development, Inc.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Highspeed Communications, Inc.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Digital House, Ltd.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex Foreign Sales Corporation

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex S.A.R.L.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex Italia S.r.l.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex GmbH

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex Canada Inc.

     By
       --------------------------
     Title
          -----------------------

 Guarantor Signature:   Emulex Australia PTY. Limited

     By
       --------------------------
     Title
          -----------------------

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
     SILICON VALLEY BANK

                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT


            BORROWERS:      EMULEX CORPORATION
                            3535 HARBOR BOULEVARD
                            COSTA MESA, CALIFORNIA  92626

                            INTERCONNECTIONS, INC.
                            14711 NE 29TH PLACE
                            BELLEVUE, WASHINGTON  98007

                            EMULEX EUROPE LIMITED
                            MULBERRY BUSINESS PARK, FISHPONDS ROAD
                            WOKINGHAM, BERKSHIRE
                            UNITED KINGDOM  RG11 2QY

            DATE:           JANUARY 18, 1996

CREDIT LIMIT
(Section 1.1):  An amount not to exceed * the lesser of:

      (i)  $5,000,000 at any one time outstanding; OR

      (ii) 75% of the Net Amount of Borrower's accounts, which Silicon in its ** discretion deems eligible for borrowing, provided, however, that the minimum amount of a Loan shall be $100,000.

      *    (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX CORPORATION, A
                           CALIFORNIA CORPORATION ("EMULEX"), INTERCONNECTIONS, INC. AND EMULEX EUROPE LIMITED)

      **   REASONABLE

      "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

      Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from an account debtor outside the United States (the "Foreign Accounts") (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon)*, accounts owing from one account debtor to the extent they exceed 25% of the total eligible accounts outstanding, accounts

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                           owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

      *    (PROVIDED THAT PRIOR TO OCCURRENCE OF THE SECTION 2.2A CONDITION,
                           FOREIGN ACCOUNTS BILLED IN THE UNITED STATES SHALL NOT BE DEEMED INELIGIBLE BY VIRTUE OF THE LOCATION OF THE ACCOUNT DEBTORS RELATING THERETO OUTSIDE OF THE UNITED STATES (REFERRED TO AS THE "EXPANDED FOREIGN ACCOUNTS ELIGIBILITY"), WITH THE UNDERSTANDING AND AGREEMENT THAT AFTER THE OCCURRENCE OF THE SECTION 2.2A CONDITION, THE EXPANDED FOREIGN ACCOUNTS ELIGIBILITY SHALL IMMEDIATELY CEASE TO BE EFFECTIVE)

LETTER OF CREDIT SUBLIMIT   Silicon, in its reasonable discretion, will from
                           time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding * not to exceed $1,000,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued. Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon Applications for Letters of Credit and such other documentation as Silicon shall specify (the "Letter of Credit Documentation"). Fees for the Letters of Credit shall be as provided in the Letter of Credit Documentation.

      *    (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                           INC. AND EMULEX EUROPE LIMITED)

      The Credit Limit set forth above and the Loans available under this
                           Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

FOREIGN EXCHANGE
CONTRACT SUBLIMIT       Up to $1,000,000 of the Credit Limit * may be utilized
                           for spot and future foreign exchange contracts (the "Exchange Contracts"). The Credit Limit available at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on each day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days from the Determination Date, 20% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                           Contracts. In lieu of the Foreign Exchange Reserve for 100% of the gross amount of any Exchange Contract, the Borrower may request that Silicon debit the Borrower's bank account with Silicon for such amount, provided Borrower has immediately available funds in such amount in its bank account.
      *    (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                           INC. AND EMULEX EUROPE LIMITED)

      Borrower may provide, by written notification to Silicon, instructions to terminate any of the Exchange Contracts, except that Borrower may not terminate an Exchange Contract within two business days of the date delivery is to be effected or settlement allowed. Further, Silicon may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is not sufficient availability under the Credit Limit and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If either Silicon or Borrower terminates the Exchange Contracts, and without limitation of the FX Indemnity Provisions (as referred to below), Borrower agrees to reimburse Silicon for any and all fees, costs and expenses relating thereto or arising in connection therewith.
      Borrower shall not permit the total gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $500,000, nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed $1,000,000.
      The Borrower shall execute all standard form applications and agreements of Silicon in connection with the Exchange Contracts, and without limiting any of the terms of such applications and agreements, the Borrower will pay all standard fees and charges of Silicon in connection with the Exchange Contracts.
      Without limiting any of the other terms of this Loan Agreement or any such standard form applications and agreements of Silicon, Borrower agrees to indemnify Silicon and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Silicon's choice), of every nature and description, which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby (collectively referred to as the "FX Indemnity Provisions").
      The Exchange Contracts shall have maturity dates no later than the
                           Maturity Date.
CORPORATE CREDIT
CARD SUBLIMIT   Up to $10,000 of the Credit Limit * may be utilized for advances under corporate credit cards to be issued by Silicon for Borrower, provided that at the time of the issuance of any such credit cards Borrower has available to it Loans in an amount equal to or greater than $10,000. Further, after the issuance

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                           of any such credit cards, the Credit Limit shall be permanently reduced by $10,000 while any of such credit cards remain available for use or there remain any outstanding Obligations thereunder.

      *    (ON AN AGGREGATE AND CONSOLIDATED BASIS FOR EMULEX, INTERCONNECTIONS,
                           INC. AND EMULEX EUROPE LIMITED)"
INTEREST RATE (Section 1.2): A rate equal to the "Prime Rate" in effect from time to time, plus 1.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

LOAN ORIGINATION FEE
(Section 1.3):    SEE AMENDMENT TO LOAN AGREEMENT.  (Any Commitment Fee
                           previously paid by the Borrower in connection with this loan shall be credited against this Fee.)

MATURITY DATE
(Section 5.1):    SEPTEMBER 17, 1996.

PRIOR NAMES OF BORROWER
(Section 3.2):    NONE

TRADE NAMES OF BORROWER
(Section 3.2):    NONE

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):    NONE

MATERIAL ADVERSE LITIGATION
(Section 3.10):   See Exhibit A to the Schedule to the Loan and Security
                           Agreement dated March 31, 1994.

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):    Without Silicon's prior written consent, Emulex,
                           InterConnections, Inc. and Emulex Europe Limited, on a consolidated basis, may do the following, provided that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations: (i) repurchase shares of Borrower's stock pursuant to any employee stock purchase or benefit plan, provided that the total amount paid by Borrower for such stock does not exceed $1,000,000 in any fiscal year, (ii) make employee loans in an aggregate amount outstanding at any time not to exceed $200,000 and (iii) make loans to subsidiary corporations of Borrower and/or any Obligor (as defined in the Security Agreement of even date herewith) in an aggregate amount per subsidiary or Obligor not to exceed $500,000 and in a total aggregate amount not to exceed $2,000,000.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
FINANCIAL COVENANTS
(Section 4.1): Borrower shall cause Parent to comply with all of the following covenants on a consolidated basis. Compliance shall be determined as of the end of each quarter, except as otherwise specifically provided below:

    QUICK ASSET RATIO:  Parent shall maintain a ratio of "Quick Assets" to current liabilities of not less than 1.00 to 1.

    TANGIBLE NET WORTH: Parent shall maintain a tangible net worth of not less than $20,000,000.

    DEBT TO TANGIBLE
    NET WORTH RATIO:    Parent shall maintain a ratio of total liabilities to
                           tangible net worth of not more than 1.00 to 1.

    PROFITABILITY       Parent shall not incur a loss (after taxes) for the 1996
                           fiscal year in excess of $8,500,000.

    DEFINITIONS:        "Current assets," and "current liabilities" shall have
                           the meanings ascribed to them in accordance with generally accepted accounting principles.


       "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises.

       "Quick Assets" means cash on hand or on deposit in banks, readily marketable securities issued by the United States, readily marketable commercial paper rated "A-1" by Standard & Poor's Corporation (or a similar rating by a similar rating organization), certificates of deposit and banker's acceptances, and accounts receivable (net of allowance for doubtful accounts).

    DEFERRED REVENUES:  For purposes of the above quick asset ratio deferred revenues shall not be counted as current liabilities. For purposes of the above debt to tangible net worth ratio, deferred revenues shall not be counted in determining total liabilities but shall be counted in determining tangible net worth for purposes of such ratio. For all other purposes deferred revenues shall be counted as liabilities in accordance with generally accepted accounting principles.

    SUBORDINATED DEBT:  "Liabilities" for purposes of the foregoing covenants do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon.

OTHER COVENANTS

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
(Section 4.1):    Borrower shall at all times comply with all of the following additional covenants:

      1.   BANKING RELATIONSHIP.  Borrower shall at all times maintain its primary banking relationship with Silicon.

      2.   MONTHLY BORROWING BASE CERTIFICATE AND LISTING.  Within 20 days after the end of each month when any Obligations are outstanding, Borrower shall provide Silicon with a Borrowing Base Certificate in such form as Silicon shall specify, and an aged listing of Borrower's accounts receivable. Borrower shall also supply such a Borrowing Base Certificate and an aged listing of Borrower's accounts receivable five days prior to such time that Borrower requests a Loan under this Agreement if no Obligations had been outstanding prior to the request for any such Loan.

      3.   INDEBTEDNESS.  Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, (ii) indebtedness incurred in the future for the purchase price of or lease of equipment in an aggregate amount not exceeding $2,500,000 annually, on a joint basis for Emulex, InterConnections, Inc. and Emulex Europe Limited (the "Joint Borrower"), (iii) the creation of trade payable obligations in the ordinary course of business and (iv) the making of loans by the Joint Borrower to its subsidiaries and/or any Obligor (as defined in the Security Agreement of even date herewith) in an amount not to exceed $500,000 per subsidiary or Obligor at any time outstanding and not to exceed $2,000,000 in the aggregate at any time outstanding.

      4.   [INTENTIONALLY LEFT BLANK]

      5.   SEC FILINGS AND COMMUNICATIONS.  Without limitation of the provisions of Section 3.7 hereof, Borrower agrees to provide to Silicon all filings made with the Securities and Exchange Commission (the "SEC") regarding Borrower or Parent or any affiliate of Borrower or Parent, and copies of all notices or other communication from the SEC relating thereto, within 5 days of such filing or receipt of such notice or other communication.

      6.   UCC-1 NOT TO BE FILED ABSENT SECTION 2.2A CONDITION; DOCUMENTS
                           REGARDING PUERTO RICO COLLATERAL. Silicon shall not file the UCC-1 Financing Statements being provided to Silicon concurrently herewith unless a Section 2.2A Condition has occurred. Borrower agrees to execute and deliver to Silicon, or to cause the appropriate affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., to execute and deliver to Silicon, the Puerto Rico Documentation (as referred to below) in a prompt manner after delivery thereof to any such party for execution, provided Silicon agrees not to file or record the Puerto Rico Documentation unless a Section 2.2A Condition has occurred. As used herein the term "Puerto Rico

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
                           Documentation" shall mean any and all documents, agreements and instruments that Silicon determines are necessary or desirable, in its discretion, in connection with the granting and perfecting of the security interest of Silicon in the Collateral of Borrower, or in any property of any affiliate of Borrower or Parent, including, without limitation, Emulex Caribe, Inc., located in or relating to Puerto Rico. Without limiting any other term or provision hereof, Borrower agrees to reimburse Silicon for all costs and expenses in connection with the preparation of the Puerto Rico Documentation.

      7.   COLLATERAL ASSIGNMENT REGARDING INTELLECTUAL PROPERTY COLLATERAL.
                           Borrower shall execute and deliver to Silicon three originals of Silicon's standard form of security agreement relating to Collateral consisting of intellectual property items, which form is entitled "Collateral Assignment, Patent Mortgage and Security Agreement" (the "Copyright Assignment"), provided that Silicon agrees not to record the Copyright Assignment with the United States Patent and Trademark office or with the United States Copyright office until a Section 2.2A Condition has occurred, and, provided, further, it is understood and agreed that the terms and provisions of the Copyright Assignment shall not be considered to be effective until the effectiveness of the Section 2.2A Condition. In connection therewith, at such time that Silicon seeks to so record such agreement, Borrower agrees to effect registration with the United States Copyright office of Collateral consisting of copyrightable subject matter in accordance with the provisions set forth in the Copyright Assignment, and, without limitation of the other obligations of Borrower herein and therein, to take all other actions in order to assist Silicon in the perfection of its security interest in such items of Collateral.

      8.   NEGATIVE PLEDGE.  Except as otherwise permitted hereunder, Borrower shall not hereafter grant a security interest in any of its present or future Collateral, other than for liens on capital equipment relating to obligations incurred pursuant to paragraph 3 above.

      9.   SHAREHOLDER DEBT TO BE SUBORDINATED.  All indebtedness of Borrower owing to any and all of its shareholders or related parties shall be subordinated in favor of Silicon pursuant to written subordination agreements in Silicon's standard form.

SILICON VALLEY BANK                                  LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                             BORROWER:

                                EMULEX CORPORATION


                                BY
                                  -------------------------------
                                     PRESIDENT OR VICE PRESIDENT

                                BY
                                  -------------------------------
                                     SECRETARY OR ASS'T SECRETARY

                             BORROWER:

                                INTERCONNECTIONS, INC.


                                BY
                                  -------------------------------
                                     PRESIDENT OR VICE PRESIDENT

                                BY
                                  -------------------------------
                                     SECRETARY OR ASS'T SECRETARY

                             BORROWER:

                                EMULEX EUROPE LIMITED


                                BY
                                  -------------------------------
                                     PRESIDENT OR VICE PRESIDENT

                                BY
                                  -------------------------------
                                     SECRETARY OR ASS'T SECRETARY

                             SILICON:

                                SILICON VALLEY BANK


                                BY
                                  -------------------------------
                                TITLE
                                     ----------------------------